SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.	☐	Confidential, for use of the Commissioner
☐	Definitive proxy statement.		only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive additional materials.
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

Transamerica IDEX Mutual Funds

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒N☐ fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: $0

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A
(3) Filing Party: N/A
(4) Date Filed: N/A

Outbound Call Flow

Hello, I'm calling for < shareholder name >. Is he / she available ?

My name is < > and I'm calling on a recorded line about a proxy vote for a Transamerica IDEX mutual fund investment you've made through [name of broker/dealer] in < Fund Name >.

We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your Board?"

If NO

I am recording your < >_vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

Thank you for your time and your vote

Mr./Mrs. ________ have a good ___!

IF YES

< Use Appropriate Rebuttal >

Would you like to vote along with the recommendations of your Board?

Shareholder Agrees to Vote

I am recording your < >_vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

Thank you for your time and your vote

Mr./Mrs. ________ have a good ___!

SHAREHOLDER DECLINES TO VOTE

Would you like our toll free number so you can call back at your convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone.

IF YES

Do you have a pen and paper handy?

Please call <inbound toll free> any time between 9am and 11pm EST weekdays or between Noon and 6pm on Saturday.

Thank you for your time. Have a good day/evening!

IF NO

Thank you for your time.

Have a good day/evening!

Alternate Call Flow

"Hello, I'm calling for < shareholder name >. Is he / she available ?

My name is < > and I'm calling on a recorded line about a proxy vote for a Transamerica IDEX mutual fund investment you've made through [name of broker/dealer] in < Fund Name > ...... < insert alternate call flow > ........

We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your Board?"

Alternate Introduction Call Flows:

IF Investment is in a Trust:
........... held in < Trust Name > for which you are listed as Trustee .......

IF Investment is in a Custodial Acct for a Minor:
.... in < Fund Name >, you control as custodian for < name of minor >,

IF Investment is held by an Association or Club:

... in < Fund Name >, held in < Association / Club Name > for which you are listed as contact.

IF Investment is in a Company Name: .
...... held by < Company's Name > for which you are listed as contact ......

IF Investment is in 401 K / Pension Plan held by Company Name:

.... .. held the < Company's Name > < 401 K / Pension Plan > for which you are listed as contact person ......